TERM LOAN AND SECURITY AGREEMENT
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     Term Loan and Security Agreement NO. 0103551501 ("Loan Agreement") dated as of March 21, 2001, between WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Florida having its principal office at 4400 Biscayne Boulevard, Miami, FL 33137 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

     In consideration of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

     1.1 Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

     (a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

     (b) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations, and shall include, without limitation, the Note.

     (c) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (ii) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (iv) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (v) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

     (d) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

     (e) "Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.

     (f) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts,
Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 3.6 (b) hereof.

     (g) "Commitment Expiration Date" shall mean April 20, 2001.

     (h) "Commitment Fee" shall mean a fee of $28,600.00 due to MLBFS in connection with this Loan Agreement.

     (i) "Default" shall mean either an "Event of Default" as defined in Section
3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

     (j) "General Funding Conditions" shall mean each of the following conditions to each loan or advance by MLBFS hereunder: (i) no Default shall have occurred and be continuing or would result from the making of any such loan or advance hereunder by MLBFS; (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (iii) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS;
(v) the Commitment Fee shall have been paid in full; (vi) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose; (vii) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (viii) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (ix) any additional conditions specified in the "Term Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

     (k) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

     (l) "Loan" shall mean a five-year term installment loan in an amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose, or (C) $6,500,000.00.

     (m) "Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used; to wit: to pay down the existing WCMA No. 81V-07061 which was used for the acquisitions of PP & E.

     (n) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

     (o) "Obligations" shall mean all liabilities, indebtedness and obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Note and this Loan Agreement.

     (p) "Permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings;
(ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

     1.2 Other Terms. Except as otherwise defined herein, all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

                              Article II. THE LOAN

     2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer for the Loan Purpose, and Customer agrees to borrow all amounts borrowed to satisfy the Loan Purpose from MLBFS. The entire proceeds of the Loan shall be disbursed on the Closing Date either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in a Closing Certificate to be executed by Customer and delivered to MLBFS prior to the Closing Date.

     2.2 Note. The Loan will be evidenced by and repayable in accordance with that certain Collateral Installment Note made by Customer payable to the order of MLBFS and issued pursuant to this Loan Agreement (the "Note"). The Note is hereby incorporated as a part hereof as if fully set forth herein.

     2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions: (a) MLBFS shall have received a written request from Customer that the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy or fulfill the Loan Purpose; (c) the Commitment Expiration Date shall not then have occurred; and (d) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

     2.4 Use of Loan Proceeds. The proceeds of the Loan shall be used by Customer solely for a Loan Purpose, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of the Loan be used: (a) for personal, family or household purposes of any person whatsoever, or (b) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, or (c) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other than Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS and Merrill Lynch Credit Corporation).

     2.5 Commitment Fee. In consideration of the agreement by MLBFS to extend the Loan to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. Customer acknowledges and agrees that the Commitment Fee has been fully earned by MLBFS, and that it will not under any circumstances be refundable.

                         Article III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

     Customer represents and warrants to MLBFS that:

     (a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Florida and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

     (b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

     (c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement, the Note and the other Additional Agreements to which it is a party.

     (d) Enforceability. This Loan Agreement, the Note and such of the other Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

     (e) Collateral. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

     (f) Financial Statements. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct in all material respects and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

     (g) Litigation. Except as previously disclosed through Customer's SEC filings, no litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

     (h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

     (i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

     (j) No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

     Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to make the Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

     (i) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer and the annual audited financial statements of each Business Guarantor, including, in each case, in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year;

     (ii) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer and each Business Guarantor for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period);

     (iii) A/R Agings. Within 45 days after the close of each fiscal quarter of Customer, a copy of the Accounts Receivable Aging of Customer and each Business Guarantor as of the end of such fiscal quarter;

     (iv) Enrollment Reports. Within 45 days after the close of each quarter of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS: a copy of Customer's and each Business Guarantor's Enrollment report; and

     (v) SEC Reports. Customer shall furnish or cause to be furnished to MLBFS not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-K, 10-Q and other report to be filed with the SEC during the term hereof by Customer; and

     (vi) Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

     (b) General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer or any Business Guarantor, certified as correct by their respective chief financial officer.

3.3 OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer and each Business Guarantor will:

     (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

     (b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

     (c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

     (d) No Use of Merrill Lynch Name. Neither Customer nor any Guarantor will directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates, but may disclose MLBFS' name in any 10-K, 10-Q or other report required to be filed with the SEC, stock exchange or other law.

     (e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; and (iv) any change in Customer's outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

     (f) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

     (g) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor, or (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdiction(s) of establishment and operation; (iii) neither Customer nor any Business Guarantor shall engage in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) neither Customer nor any Business Guarantor shall cause or permit any other person or entity to assume or succeed to any material business or operations of Customer or such Business Guarantor; and (v) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

     (h) Minimum Tangible Net Worth. Customer's "tangible net worth" shall at all times exceed $7,000,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

     (i) Minimum Net Cash Flow. The "Net Cash Flow" of Customer as of the end of each of its fiscal years shall not be less than $1,500,000.00. As used herein, "Net Cash Flow" shall mean the (i) the sum of Customer's annual net after-tax income, any non-recurring expenses, and depreciation and similar non-cash charges, less (ii) the sum of the current portion of Customer's long term debt, any non-recurring income, and any dividends or other distributions to its owners; all as set forth on Customer's regular annual financial statements prepared in a manner consistent with the terms hereof.

     (j) Acquisition of Assets or Stock. Without limiting any other provision hereof, Customer shall not without the prior written consent of MLBFS directly or indirectly acquire the assets or stock of any other entity.

3.4 COLLATERAL

     (a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

     (b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

     (c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral in all material respects; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

     (d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business:
(i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

     (e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

     (f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear and obsolescence excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

     (g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

     (h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

     (i) Event of Loss. Customer shall at its expense promptly repair all reasonably repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of
(i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or prepay the Loan by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or prepayment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or make a prepayment on account of the Loan, as aforesaid. Any partial prepayment of the Loans shall be applied to installments due in inverse order of maturity.

     (j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

     (k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

     (a) Failure to Pay. Customer shall fail to pay when due any amount owing by Customer to MLBFS under the Note or this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

     (b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

     (c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement, the Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

     (d) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

     (e) Bankruptcy Event. Any Bankruptcy Event shall occur.

     (f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement, the Note or any of the other Additional Agreements to which Customer or such Guarantor is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

     (g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

     (h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

3.6 REMEDIES

     (a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

     (i) Termination. MLBFS may without notice terminate its obligation to make the Loan (if the Loan has not then been funded) or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

     (ii) Acceleration. MLBFS may declare the principal of and interest and any premium on the Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest, premium and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

     (iii) Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

     (iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

     (v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

     (vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

     (vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

     (viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

     (b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

     (c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

     (d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Note, the other Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

     (e) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

     (a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Note or any of the other Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement, the Note or any of the other Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

     (b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer.

     (c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

     (d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code and other filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

     (e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the "Interest Rate" (as that item is defined in the Note) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

     (f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Additional Agreements not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand.

     (g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, the Note or any of the other Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

     (h) Binding Effect. This Loan Agreement, the Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements.

     (i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

     (j) Governing Law. This Loan Agreement, the Note and, unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

     (k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement, the Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

     (l) Term. This Loan Agreement shall become effective when accepted by MLBFS at its office in Chicago, Illinois, and subject to the terms hereof, shall continue in effect so long thereafter as there shall be any moneys owing hereunder or under the Note, or there shall be any other Obligations outstanding.

     (m) Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

     (n) Jurisdiction; Waiver. Customer acknowledges that this Loan Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce this Loan Agreement, the Term Note and the other Additional Agreements in either the State of Illinois or in any other jurisdiction where Customer or any collateral for the Obligations may be located. Customer IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and Customer waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. Customer further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and Customer hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the Term Loan, this Loan Agreement, any Additional Agreements and/or any of the transactions which are the subject matter of this Loan Agreement. cUSTOMER FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

     (o) Integration. This Loan Agreement, together with the Note and the other Additional Agreements, constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to make the Loan on any terms other than as expressly set forth herein and in the Note, or to make any other loan or otherwise extend any other credit to Customer or any other party; and (ii) except as otherwise expressly provided herein, this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered an Additional Agreement. No amendment or modification of this Agreement or any of the Additional Agreements to which Customer is a party shall be effective unless in a writing signed by both MLBFS and Customer.

     IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

     WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION


By: ___________________________________________________________________________
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title


STATE OF _______________            }
                                    } SS.
COUNTY OF___________________________}



     The foregoing instrument was acknowledged before me this day of _____________________ AD, 2001 by __________________________________________ of
WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a Florida corporation, on behalf of the corporation. Said person is personally known to me or has produced ______________________ as identification.



---------------------------------------
         NOTARY PUBLIC

---------------------------------------
         PRINTED NAME OF NOTARY PUBLIC


My Commission Expires:


------------------------------
         [S E A L]


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


By:___________________________________________________________

                                    EXHIBIT A

     ATTACHED TO AND HEREBY MADE A PART OF TERM LOAN AND SECURITY AGREEMENT NO. 0103551501 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION
================================================================================

Additional Locations of Tangible Collateral: